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                                                                    EXHIBIT 10.4


           AMENDMENT NO. 5 TO THE SIXTH AMENDED AND RESTATED LOAN AND
                               SECURITY AGREEMENT


               This AMENDMENT No. 5 TO THE SIXTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "AMENDMENT") is entered into this 1st day of May, 2002 by and among FLEET CAPITAL CORPORATION, as Administrative Agent and as Collateral Agent, The CIT GROUP/BUSINESS CREDIT, INC., as Co-Administrative Agent, the syndicate of lenders identified as the Tranche A Lenders in the Loan Agreement referred to below (the "LENDERS") and RESTORATION HARDWARE, INC. (the "LEAD BORROWER" and a "BORROWER"), and THE MICHAELS FURNITURE COMPANY, INC. (a "BORROWER" and, together with the Lead Borrower, the "BORROWERS") (each, an "AMENDMENT PARTY" and, collectively, the "AMENDMENT PARTIES"), and is made with reference to the following facts:

                                    RECITALS

               A. WHEREAS, Borrowers, the Administrative Agent, the Co-Administrative Agent, the Collateral Agent, the Lenders and certain other lenders (each a "PARTY" and, collectively, the "PARTIES") have previously entered into that certain Sixth Amended and Restated Loan and Security Agreement dated as of September 27, 2000 (as amended, modified or supplemented from time to time, the "LOAN AGREEMENT") and various agreements and instruments collateral thereto (collectively with the Loan Agreement, the "LOAN DOCUMENTS"). The Parties also entered into that certain Limited Extension Agreement and Amendment No. 1 to the Sixth Amended and Restated Loan and Security Agreement, dated as of February 3, 2001, that certain Amendment No. 2 to the Sixth Amended and Restated Loan and Security Agreement, dated as of March 2, 2001, that certain Amendment No. 3 to the Sixth Amended and Restated Loan and Security Agreement, dated as of March 21, 2001, and that certain Amendment No. 4 to the Sixth Amended and Restated Loan and Security Agreement, dated as of September 27, 2001. All capitalized terms used herein, unless otherwise defined herein, shall have the meanings set forth in the Loan Documents.

               B. WHEREAS, the Amendment Parties desire to amend the Loan Agreement on the terms and subject to the conditions of this Amendment.

               NOW THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Amendment Parties agree as follows:

                                    ARTICLE I
                          AMENDMENTS TO LOAN AGREEMENT

               1.1 Section 2.20(b) of the Loan Agreement is hereby amended by deleting clause (i) thereof and inserting the following in lieu thereof:

                "(i) The aggregate Stated Amount of all L/C's then outstanding (giving effect to the L/C whose issuance is requested) does not exceed Twenty-five Million Dollars ($25,000,000)."



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               1.2 Section 5.10(c) of the Loan Agreement is hereby amended by adding the following at the end thereof:

                "; provided that the first such appraisal in calendar year 2002 shall be conducted as of May 15, 2002."

               1.3 Section 5.12(d) of the Loan Agreement is hereby amended by deleting clause (ii) thereof and inserting the following in lieu thereof:

                "(ii) For the fiscal year ending February 1, 2003 ("Fiscal Year 2002"): Seventeen Million Dollars ($17,000,000.00) plus the amount allowed for Fiscal Year 2001 but not expended in such year, plus Fifty Percent (50%) of the amount by which the Borrowers' actual Consolidated EBITDA for Fiscal Year 2001 exceeds Sixteen Million Dollars ($16,000,000.00)."

                                   ARTICLE II
                         CONFIRMATION OF LOAN DOCUMENTS

               The Guarantor, by its execution and delivery of this Amendment, irrevocably and unconditionally ratifies and confirms that it consents to the terms and conditions of the Loan Agreement as it has been amended by this Amendment and that each Loan Document to which the Guarantor is a party shall continue in full force and effect in accordance with its terms, and is and shall continue to be applicable to all of the Guarantor's obligations. The Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, the Guarantor is not required by the terms of the Loan Agreement or any other Loan Document to consent to the amendments to the Loan Agreement effected pursuant to this Amendment and (ii) nothing in the Loan Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of the Guarantor to any future amendments to the Loan Agreement.

                                   ARTICLE III
                               CONDITION PRECEDENT

               This Amendment shall become effective upon the execution and delivery to the Administrative Agent of counterparts hereof by the Borrowers, the Guarantor, the Lenders, the Collateral Agent, the Administrative Agent and the Co-Administrative Agent.

                                   ARTICLE IV
                                  MISCELLANEOUS

               4.1 Each of the Borrowers and the Guarantor reaffirms and restates the representations and warranties set forth in Article IV of the Loan Agreement, as amended by this Amendment (the "AMENDED AGREEMENT"), and, after giving effect to the transactions contemplated herein, all such representations and warranties shall be true and correct in all material respects on and as of the date hereof (except insofar as such representations and warranties expressly relate to an earlier date).



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               4.2 Each of the Borrowers and the Guarantor warrants and
represents (which warranty and representation shall survive the execution and delivery hereof) that:

               (a) It has the corporate power and authority to execute and deliver this Amendment, and to carry out the terms and provisions of this Amendment and the Amended Agreement and the transactions contemplated hereby and thereby, and has taken or caused to be taken all necessary corporate action to authorize the execution and delivery of this Amendment and the performance of this Amendment and the Amended Agreement and the transactions contemplated hereby and thereby;

               (b) No consent of any other person (including, without limitation, its shareholders or creditors), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution and delivery of this Amendment and the performance of this Amendment and the Amended Agreement;

               (c) The execution and delivery of this Amendment and the performance of this Amendment and the Amended Agreement will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation; and

               (d) This Amendment has been duly executed and delivered by a duly authorized officer, and this Amendment and the Amended Agreement constitute a legal, valid and binding obligation of it, enforceable in accordance with their terms, subject to laws affecting the enforcement of creditors' rights generally and the exercise of judicial discretion in accordance with general principles of equity.

               4.3 The Loan Documents, subject to the foregoing terms and conditions provided by this Amendment, constitute the complete agreement of the Parties with respect to the subject matters referred to herein and supersede all prior or contemporaneous negotiations, promises, agreements, or representations, all of which have become merged and finally integrated into the Loan Documents and this Amendment. No agreements or undertakings varying, modifying, amending, extending, discharging or terminating the same shall be binding upon any Party unless in writing signed by a duly authorized official or agent thereof. No waiver by any Party of any breach hereunder shall be deemed a waiver of any other or subsequent breach.

               4.4 Each Borrower agrees to pay, on demand, all attorneys' fees and costs incurred in connection with the negotiation, documentation, and execution of this Amendment. If any legal action or proceeding shall be commenced at any time by any Party in connection with its interpretation or enforcement, the prevailing Party or Parties in such action or proceeding shall be entitled to reimbursement of its reasonable attorneys' fees and costs in connection therewith, in addition to all other relief to which the prevailing Party or Parties may be entitled. Each of the Amendment Parties waives its right to a trial by jury in any action to enforce, defend, or interpret, or otherwise concerning this Amendment.



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               4.5 Except as herein expressly amended, the Loan Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

               4.6 This Amendment and all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by and construed under the laws of the Commonwealth of Massachusetts and shall inure to the benefit of and binding upon the successors, heirs and assigns of the Parties.

               4.7 All references to the Loan Agreement contained in the Loan Agreement and the other Loan Documents and the other documents and instruments delivered pursuant to or in connection therewith shall mean the Loan Agreement, as amended hereby and as may in the future be amended, restated, supplemented or modified from time to time.

               4.8 This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

               4.9 Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  (remainder of page intentionally left blank)



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               IN WITNESS WHEREOF, the parties hereto have executed this
Amendment as of the date first above written.


RESTORATION HARDWARE, INC.                 THE MICHAELS FURNITURE COMPANY, INC.
(the "Lead Borrower" and a "Borrower")     (a "Borrower")


By:  /s/ Kevin W. Shahan                   By:  /s/ Thomas M. Bazzone
   ------------------------------------       ----------------------------------

Name: Kevin W. Shahan                      Name: Thomas M. Bazzone
     ----------------------------------         --------------------------------

Title:  VP/CFO                             Title:  EVP & COO
      ---------------------------------          -------------------------------


FLEET CAPITAL CORPORATION                  THE CIT GROUP/BUSINESS CREDIT, INC.
(the "Administrative Agent")               (the "Co-Administrative Agent")


By:  /s/ Matthew R. Van Steenhuyse         By:  /s/ James J. Karnowski
   ------------------------------------       ----------------------------------

Name: Matthew R. Van Steenhuyse            Name: James J. Karnowski
     ----------------------------------         --------------------------------

Title:  Senior Vice President              Title:    V.P.
      -----------------------------              -------------------------------


FLEET CAPITAL CORPORATION                  FLEET CAPITAL CORPORATION
(a "Collateral Agent")                     (a "Lender")


By:  /s/ Matthew R. Van Steenhuyse         By:  /s/ Matthew R. Van Steenhuyse
   ------------------------------------       ----------------------------------

Name: Matthew R. Van Steenhuyse            Name: Matthew R. Van Steenhuyse
     ----------------------------------         --------------------------------

Title:  Senior Vice President              Title: Senior Vice President
      ---------------------------------          -------------------------------


THE CIT GROUP/BUSINESS CREDIT, INC.
(a "Lender")

By:  /s/ James J. Karnowski
---------------------------------------

Name: James J. Karnowski
     ----------------------------------

Title:    V.P.
      ---------------------------------


      Signature Pages to Amendment No. 5 to the Sixth Amended and Restated
                           Loan and Security Agreement



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Acknowledged and Agreed:
RESTORATION HARDWARE CANADA, INCORPORATED
(the "Guarantor")

By: /s/ Kevin W. Shahan
   ------------------------------------

Name: Kevin W. Shahan
     ----------------------------------

Title: Secretary
      ---------------------------------



      Signature Pages to Amendment No. 5 to the Sixth Amended and Restated
                           Loan and Security Agreement



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